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                                           497(e) File Nos. 2-90518 and 811-4006



       SUPPLEMENT DATED JANUARY 2, 1998 TO PROSPECTUS DATED MAY 1, 1997
       CITISELECT(R) FOLIO 200               CITISELECT(R) FOLIO 400
       CITISELECT(R) FOLIO 300               CITISELECT(R) FOLIO 500

The Section of the Prospectus entitled "Prospectus Summary -- Exchanges" on page 2 is amended to read as follows:

EXCHANGES: Shares of each Fund may be exchanged for shares of each other Fund and for shares of certain other mutual funds managed or advised by Citibank if shares of those funds are offered for sale in the investor's place of residence. See "Exchanges."

The first sentence of the section of the Prospectus entitled "Exchanges" on page 13 is amended to read as follows:

Shares of each Fund may be exchanged without charge for shares of each other Fund and for shares of certain other funds managed or advised by Citibank, and may be acquired through an exchange of shares of those funds.

The second sentence of the third paragraph of the Section of the Prospectus entitled "Management -- Investment Manager" on page 15 is amended to read as follows:

Prior to joining Citibank in 1995. Mr. Keblusek who has 25 years experience in the investment management industry, was Senior Vice President and Director of Portfolio Management for The Northern Trust Company with responsibility for investment performance in the organization's High Net Worth, Corporate and Institutional and Mutual Fund Group. Earlier in his career, Mr. Keblusek held senior investment positions with Maryland National Bank and the National Bank of Washington.

The section of the Prospectus entitled "Management -- Large Capitalization Growth Securities" on page 15 is amended to read as follows:

Grant D. Hobson and Richard Goldman have been responsible for the daily management of large cap growth securities since November 1997. Mr. Hobson is responsible for managing U.S. equity portfolios for mutual funds, trust and pension accounts of Citibank Global Asset Management and currently manages, or co-manages, more than $4 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a securities analyst and sector manager for pension accounts and mutual funds for Axe Houghton, formerly a division of USF&G. Mr. Goldman is responsible for managing U.S. equity portfolios for mutual funds and institutional accounts, and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He currently manages, or co-manages, approximately $4 billion of total assets at Citibank. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department.

The section of the Prospectus entitled "Proposed Restructuring" on page 20 is amended to read as follows:

RESTRUCTURING: The Funds' Board of Trustees and shareholders have approved a restructuring of the Funds in order to achieve economies of scale and increased flexibility in the management of Fund assets. Each of the Funds no longer invests in a single corresponding Portfolio (an "Old Portfolio") and instead invests in multiple new or existing registered investment companies (collectively, called "New Portfolios"). The New Portfolios correspond to the asset classes of securities (e.g., large capitalization growth securities or domestic fixed income securities) in which each Fund previously had invested. Shareholders also approved amendments to the Funds' Declaration of Trust and fundamental investment restrictions to permit assets of the Funds to be invested in one or more investment companies and an amended and restated Management Agreement for each Fund with Citibank, N.A. Under the amended and restated Management Agreements, Citibank provides investment advisory services to each Fund, including the asset allocation services previously provided to each Fund's corresponding Old Portfolio. Under the amended and restated Management Agreements, aggregate management fees paid to Citibank, including each Fund's share of management fees paid by the New Portfolios of which Citibank is the manager, will not exceed 0.75% of each Fund's average daily net assets for that Fund's then-current fiscal year. This is the same management fee which Citibank received under the prior Management Agreements, including each Fund's share of its corresponding Old Portfolio's management fees.

The Funds' Board of Trustees also approved a change in the fiscal year-end of each Fund from December 31st to October 31st.